ammo INCORPORATED GUN BROKER.COM

ammo INCORPORATED

GUN BROKER.COM

Safe Harbor Statement

This document contains certain "forward-looking statements". All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies, goals and objectives of management for future operations; any statements concerning proposed new products and services or developments thereof; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward looking statements may include the words "may," "could," "estimate," "intend," "continue," "believe," "expect" or "anticipate" or other similar words, or the negative thereof. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports filed on Form 8-K.

In our filings with the Securities and Exchange Commission, references to "AMMO, Inc.", "AMMO", "the Company", "we," "us," "our" and similar terms refer to AMMO, Inc. and its wholly owned operating subsidiaries.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.

These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

Business Overview

Introduction and Roadmap

2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025

October 2016
Fred Wagenhals founds AMMO, Inc.

December 2016
AMMO consummates a merger and begins trading OTC in February 2017

September 2017
AMMO acquires the exclusive license to hybrid luminescence technology used in STREAK ammunition

October 2018
AMMO acquires SW Kenetics and armor piercing projectile patented technology

March 2019
AMMO closes JMC brass case division acquisition

March 2020
The Company expands manufacturing capabilities in Arizona and Wisconsin to meet significant increase in demand from commercial customers

December 2020
Company lists on Nasdaq

May 2021
AMMO acquires GunBroker.com

August 2022
Company opens 185,000 sqft manufacturing plant in Wisconsin

Fall 2023
GB begins centralized CC Processing

Spring 2024
Processing with multi-item cart

Summer 2024
Financing cart

FAET Tax Data 2012 - 2022


$1,400,000,000.00
$1,200,000,000.00
$1,000,000,000.00
$800,000,000.00
$600,000,000.00
$400,000,000.00
$200,000,000.00
$-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
PIS/REV SUM
LONG GUNS
AMMO/SHELLS SUM

FAET Tax Data 2018 - 2023



350,000,000
300,000,000
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
-
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
PIS/REV SUM
LONG GUNS
AMMO/SHELLS SUM

Introduction – Ammo Inc.

ONE MARKET / TWO COMPANIES / UNIQUE CAPABILITIES

AMMO (MANUFACTURING)

185,00 SQ FT FACILITY

- Leading OEM rifle/pistol brass manufacturer in the US
- Capacity and footprint to scale to 1B

PATENTED TECHNOLOGIES

- One Way Luminescence (O.W.L.) for pistol and rifle projectiles
- Hardened armor piercing and incendiary projectiles

DEEP DRAW – RIFLE BRASS

- Jagemann is known as the leading OEM rifle brass manufacturer in the industry
- Calibers include but not limited to 50 Cal, 338 NM, 338 Lapua, 300 NM, 7mm PRC, 6mm PRC, 6.5 CM, 7.62X51, 6mm ARC, 30-06, 6.5 Grendel

GUNBROKER.COM (TECH)

PROPRIETARY OPERATING PLATFORM

- GunBroker.com developed its own proprietary source code to operate the marketplace website.
- Development team continues to use and add new tech to stay relevant and cutting edge.

UNMATCHED SCALE

- GunBroker.com has accumulated a critical mass of users, allowing the business to operate at high levels of profitability
- GunBroker.com offers immediate purchase and auctions on firearms and a diverse selection of outdoor products.

LEADING INDUSTRY CREDIBILITY

- GunBroker.com has earned decades of credibility across the firearms community as the authoritative marketplace with strict compliance to relevant regulatory protocols

Market Opportunity

AMMUNITION MARKET

GROWING INTERNATIONAL DEMAND

- $22.35B global ammunition market in 2021 and estimated to reach $23.30B in 2030
  - $12B in Small Caliber
  - 3.2% CAGR 2022- 2030

STRONG DEMAND FOR PREMIUM RIFLE

- Customers are looking for flatter, heavier, faster
- 7mm PRC, 6.5 CM, 338 Lapua, 338 Norma, 300 Norma, 264 Int.

NATO AND EASTERN EUROPE WILL BE RESTOCKING FOR THE NEXT TEN YEARS

- 50 BMG, 7.62x51, 5.56,
- 12.7 x 108, 7.62 x 54R, 7.62 X 39, 5.45 X 20

GUNBROKER.COM

INCREASED CUSTOMER BASE

- 70% of the US Population shops online[1]
- Marketplace ecommerce sales were forecast to hit $357 billion in 2022 or 34.6% of total online sales

EVOLVING CUSTOMER BASE

- 20% of all retail sales happen online
- Annual growth rate for in-store sales is about 4% while for ecommerce sales it's almost 13%

SOCIAL / POLITICAL COMMENTARY

- Legislative or regulatory events bring new & diverse consumers to the platform

2023 Ammo Accomplishments

Products	• Built out brass sales and path to profitability • Executed 3-year contract with major strategic partner • Established New Product Portfolio
Mkt/Channels	• Implemented Strategic Account Mgmt. (SAM) • Reduced risk through channel/partner alignment– • AR / Cash Balance / Inventory
Pricing	• Established price integrity across sales channels • Prices holding in brass sales for premium rifle
Industrial	• H Occupancy in Manitowoc, WI facility – June • Capacity expansion • Build out Divisional P&L's
Marketing/Comm'l	• Rebranding of Ammo Inc at store front • Investments defined and ad campaign established pending board approval
Organization	• Established organizational needs for Ammo division



2023 GB Accomplishments

Products

- Launched Customer Acquisition tool via email & social platforms
- Extension of Analytic Tools into key accounts

Mkt/Channels

- Collectible market growing showing strength in downturn
- Firearm ecommerce showing consolidation of traffic

Traffic

- YOY 30.2% more site visits through email campaigns
- 52% decrease in unsubscribes for email

Tech Platform

- Onboarding of sellers for centralized CC processing slated for September
- Cart built on newer tech with more dynamic abilities

Marketing/Comm'l

- Targeted market approach for GB focused on user's interests
- GB - GO Wild customer acquisition partnership

Organization

- Adding additional talent for strategic initiatives



GunBroker.com

GunBroker.com Build out

3 to 5 Year View

Profitable Growth

Year 1

Near-term

- Organizational alignment
- Develop centralized CC Processing
- Develop Carting Capabilities
- Leverage Advertising and Analytics
- Transitioned to Pro Active Customer Service Model
- Build Seller Engagement Team

Years 2-3

Mid-term

- Marketing/Advertising Services Model
- Financing of Cart
- Expand Communication Networks
- Position GB as a solution to Legislation/Regulation
- Build tiered fee structure for non firearm items
- Pull in AI and other customer engagement tools

Years 4-5

Long-term

- Expand Service offerings
  - Forecasting
  - Social engagement
- Establish new markets
  - Fishing and Off-Road (example)
  - Other Regulated Markets
- M&A
  - Financers of firearm/ammunition
  - Domains and Trademarks

Back to the basics | *Expansion*

The Transaction – Today/Tomorrow

GUN BROKER.COM

TODAY

BUYER ← GUN BROKER.COM FFL Exchange ← SELLER

Revenue Model Today
Take Rate 5-6% of transaction
Limited Advertising

2023/2024

BUYER ← GUN BROKER.COM Internalized CC Processing / FFL Exchange ← MULTIPLE SELLERS

Revenue Model Fall 2023
Take Rate
Advertising
Content Creation
Analytics
CC processing

Future Revenue Sources in Development
Tiered Take Rate
Advertising
Shipping
Financing

Market Dynamics


Strong Hunt Shoot
Industry Fundamentals

38% of all

FFL's are Actively engaged on GunBroker.com[1]

16.4 Million

Firearm Sold in the US 2022[2]


Overall On-Line
Consumer Behavior

268 Million

Digital Buyers in US in 2022[3]

10% Growth

Ecommerce sales in 2022 (All US Sites)[4]

Increased Capability and Go To Market Approach

- Customer Experience
- Seller Solutions
- Building Brand Awareness
- New Higher Lows

Source: 1: GunBroker.com Site Data and NICS Reporting by ATF. 2: NRAILA January 9 2023, "AnotherStrong Year for Gun Sales". 3: https://www.statista.com/statistics/273957/number-of-digital-buyers-in-the-united-states/ 4: Forbes https://www.forbes.com/sites/johnkoetsier/2023/01/28/e-commerce-retail-just-passed-1-trillion-for-the-first-time-ever

Industry KPI Comparison

GunBroker.com top ranking in the Outdoor Space

- Market leader in monthly visits
- Market leader in duration/ length of visit
- Market leader in number of pages visited
- Lowest Bounce rate

Domain	Monthly Visits	Visit Duration	Pages / Visits	Bounce Rate
GunBroker.com	14,176,949.62	00:07:11	8.18	32.56%
palmettostatearmory.com	12,896,582.41	00:04:43	5.38	43.30%
cabelas.com	12,625,707.56	00:03:29	4.32	51.05%
basspro.com	12,219,385.93	00:03:51	4.59	49.89%
sportsmans.com	10,055,356.77	00:04:01	5.40	44.14%
midwayusa.com	7,393,160.91	00:04:06	4.72	50.64%
opticsplanet.com	6,353,774.80	00:03:37	4.42	51.85%
classicfirearms.com	5,176,965.40	00:03:20	4.33	41.42%
guns.com	4,907,283.46	00:03:10	4.38	50.29%
cheaperthandirt.com	4,054,423.47	00:03:09	3.89	49.06%
pewpewtactical.com	3,568,411.33	00:02:19	1.81	68.33%
primaryarms.com	3,317,752.46	00:05:13	5.22	42.08%
brownells.com	3,241,422.52	00:03:26	4.37	49.52%
budsgunshop.com	3,209,638.62	00:04:44	5.18	42.73%
grabagun.com	2,640,258.57	00:03:09	4.18	40.56%
sigsauer.com	2,348,091.19	00:03:41	4.02	47.70%

Marketing Lifestyle Campaigns

Lifestyle campaigns are the backbone of our marketing communications. They get populated into:

- Landing pages
- Hero Cards
- Broadcast Emails
- Targeted emails – browse abandonment
- House Ad Campaigns
- Offsite Ad Campaigns



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RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
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Ruger Auction
Showcase Items
Featured Manufacturers
RUGER
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PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
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GunBroker.com
8/13/23
Rifles Chambered in your favorite Pi...
Details
To: Adriana Blandford,
Reply-To: GunBroker.com
Firearms
Ammo
Gun Parts
PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
SHOP NOW
SHOP PCCs BY CALIBER
9MM
40 S&W
45 ACP
10MM

Marketing Lifestyle Campaigns

Target unique consumer personas – 126 current campaigns and growing



NOW THAT'S A KNIFE!
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THEY DON'T MAKE THEM LIKE THEY USED TO.
ANTIQUE FIREARMS
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START YOUR 4TH OF JULY OFF WITH A BANG!
SHOP AMERICANA-THEMED GUNS & AMMO
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VARMINT HUNTING
FIGHT THE PRAIRIE DOG REBELLION!
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THE WILD IS CALLING.
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DROP A LINE & START FISHING NOW!
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BIGGER. BADDER. BETTER.
LARGE-CALIBER RIFLES
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From Tanks to Targets
The 50 BMG does it all!
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SPRING BEAR SEASON IS HERE
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SHOP ARCHERY
& START PRACTICING NOW!
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HANDGUN PARTS
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Stay on target with these
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SAFE & SECURE
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DOVE SEASON
is almost here
RIMFIRE MADNESS
SHOP THOUSANDS OF RIMFIRE RIFLES & HANDGUNS!
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CIVILIAN VERSIONS OF MILITARY GUNS
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GunBroker.com
New Product SPOTLIGHT
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HOME DEFENSE SHOTGUNS
shop now
SAFARI GUNS
FOR WHEREVER YOUR ADVENTURE TAKES YOU!
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GUNS from D-DAY
OWN A PIECE OF HISTORY
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Show Your
TEXAS PRIDE!
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GEAR NOW, DEER LATER.
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A HENRY FOR EVERY OCCASION
TRIBUTE & SPECIAL EDITION HENRY RIFLES
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HENRY
GO HAM!
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Sometimes BIGGER = BETTER
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https://www.gunbroker.com/c/a/gunbroker-lifestyle/

Ammo Division

Ammunition Division



2023 Global Addressable Market

$68.57B

2023 Global
Ammunition Market
(Excluding Russia & China)

$13.29B

2023 Addressable Market
Small Caliber - Centerfire
(Excluding Russia & China)

$16.86B

2027 Addressable Market
Small Caliber - Centerfire
(Excluding Russia & China)


14%
North America
68%
Europe
13%
Asia Pacific
5%
Africa/Mideast
1%
Central & South
America

Excluding Russia & China

GrandView Research defined small caliber as 5.56 mm, 7.62mm, 9 mm and others
For Addressable: 50 cal and below and non-military production
Map based on 2022

Competitive Landscape

Competition	Positioning	Comments
Federal Premium Ammunition / Remington	• Ammo division stock split from outdoor group – Strong Performer but heavy OH's with cost of Remington.	• Supplier of primers and purchasing brass from Ammo Inc. Continue to build relationships
Sellier & Bellot	• Predatory Pricing, consistently lowest price on market with PMC	• Ammo Inc. must push quality and build awareness but cannot compete at shelf on price
Winchester Ammunition	• Market Leader on 223/5.56 with offset cost from LC. SS continues to be strong but centerfire lagging	▪ Build relationship for supply of brass, low COGS leader with Lake City
Hornady	• High Quality, Seen as market leader for innovation. Centerfire sales continue to lag market.	▪ Perfect quality is a must, supplier of bullets and we supply brass
Fiocchi	• Strong Shotshell sales, declining Centerfire market sales	• Explore optimized loading costs and lean in on rifle brass sales, weakness of Fiocchi
PMC Ammunition	• Predatory Pricing. Low price leader with S&B	• Ammo Inc. must push quality and build awareness but cannot compete at shelf on price
Sierra The Bulletsmiths / Barnes Optimized for Your Target	• Premium Bullet Manufacturer making its way into Ammo.	• Build relationships and explore loading for them while we build our rifle ammo brand.

Ammunition Division

3 to 5 Year View

Profitable Growth

YEAR 1

Near-term

- Organizational alignment
- Strategic account management
- Focus on high margin pistol products as we transition
- Focus on rifle ammunition & brass sales for OEM and international customer base
- Rebranding

Years 2-3

Mid-term

- New products
- Build superior brand around rifle ammunition
- Continue expansion of customer-base internationally
- Leverage Streak Brand in LE/Mil Market
- Continue to fill out organization
- Expansion of rifle loading capabilities

Years 4-5

Long-term

- New products
- Portfolio expansion in premium rifle
- Acquisitions/divestitures
  - Projectile Manufacturers
  - Primer Manufacturers
- Strategically target and execute profitable segments utilizing Ammo's size and agility
- Capacity expansion
- LE/MIL/International Expansion

Back to the basics *Expansion*

Manufacturing Facility, WI

- 185,000 sq ft
  - Training facility
  - 12 shipping bays
  - 37 acres with options on an additional 38 contiguous acres
- Highly desired deep draw skill set and equipment
- 200-meter indoor ballistic range
- Footprint to expand another 40,000 sq ft
- H-Occupancy loading bay for handling
  - Fuses
  - Explosives



Strategic Account Management

ammo INCORPORATED

ONLINE / RETAIL

- Bass Pro Shops
- Cabela's
- SCHEELS GEAR. PASSION. SPORTS.
- Sportsman's Warehouse
- Lucky Gunner
- SG Sportsman's Guide
- Dick's Sporting Goods
- OpticsPlanet.com
- Palmetto State Armory
- Fleet Farm
- Target Sports USA
- Academy Sports + Outdoors
- Brownells
- MidwayUSA
- Rural King America's Farm and Home Store
- BI-MART

SHOOTING RANGES

- Range USA
- Shoot Straight
- Frisco Gun Club
- Granite State Indoor Range
- Guns-N-Gear Madison, Mississippi
- H&H Shooting Sports
- Kings Gun Center
- Magnum Shooting Center
- Quickshot
- Scottsdale Gun Club

DISTRIBUTORS

- AmChar Wholesale Inc.
- Orion Wholesale
- Bill Hicks & Co. Ltd.
- Sports South
- SLWS
- Davidson's
- RSR Group
- Iron Valley Supply Co. Est. 1923

BUYING GROUPS

- NBS Nation's Best Sports
- Sports Inc.
- Worldwide The Independent Retailers' Buying Group
- Mid-State Distributing Co.
- Wheatbelt
- Do it Best Corp.

Sales & Channel Management

Expand channels and presence with targeted initiatives and new products

Objectives

- Build and expand Ammo's "fair share" in the marketplace
- Target and build key customer relationships through Strategic Account Management
- Align demand plan with operations
- Provide market insights to aid in product development
- Begin exploration of expanding into other classes of trade – OEM/LE/Gov

Initiatives

- Standardization of Strategic Account Mgmt.
- Strategic Account Management execution
  - Sales Models
  - Marketing in Channel with Strategic Accounts
  - Educate Team on Strategy and Inform customers where Ammo Brand is going.
- Establish Price Matrix across all channels
- Alignment of forecast with Strategic Channel Needs
- Leverage Gunbroker Data for insight and investment

Deliverables

- Sales plan of $100+ M
- Pistol marginality +5%
- Rifle marginality +15%
- Brass marginality Rifle +30%
- Brass marginality Pistol +10% - OH

Investment

- Rebrand initiative of premium rifle with consumers
- Strategic events for marketing and customer retention
- Enhance Brand Portfolio at Retail

2024 Target: Categories and Margins



40%
35%
30%
25%
20%
15%
10%
5%
0%

	Pistol Ammo	Rifle Ammo	Brass - Pistol	Brass - Rifle	Military
Percent of Business	27%	22%	10%	38%	0.05%
Margin %	9.50%	11%	15.90%	36.70%	

Gross Margin Improvement

- Shift in sales mix with higher focus on Casings
- Approximate 12% margin increase over 6 months
- Anticipate margins continuing to increase
- More efficient operating model


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Q3 FY 2023
Q1 FY 2024
Gross Margin
-2.5%
9.5%

Proof of Performance
Inventories (FG, RM, WIP)


INVENTORIES JANUARY TO JUNE
INV RM
INV WIP
INV FG
INV TOTAL

Progress over Six Months:

- 29.9% Decrease in Raw Materials
- 10.1% Decrease in Finished Goods
- 1.7% Increase in Work in Progress

Rebranding – Ammo Inc.


9MM TMC
SIGNATURE
TARGET
115GR 1128FPS 50RDS

- Premium storefront box layout
  - Readable from 10 feet
  - Cleary depicts metrics and drop chart
- Metrics bar on three sides for better merchandising
- Brighter Text for visibility to consumer.
- Proper language and packaging requirements for international sales.

Rebranding - Continued



SUPERIOR BRASS PRODUCED IN OUR STATE-OF-THE-ART FACTORY IN MANITOWOC, WI
WI
PREMIUM SOURCED COMPONENTS
9MM 115GR TMC 1128FPS 50RDS
AMMOINC.com
@AmmoIncUSA
BALLISTIC DATA
Muzzle Velocity: 1128 fps
Muzzle Energy: 325 ft. lbs.
50 yd Velocity: 1073 fps
50 yd Energy: 294 ft. lbs.
Premium Projectile:
Trusted for target and range shooting FMJ and provides positive functioning with no expansion.
Performance:
Our Universal Brass casings keep the cost of this ammunition low, and cleaning is easy with our top-quality primers and brass
Military/Match Spec Brass:
Dimensions are held to a tighter standard so that the final product performs exceptionally every time.
ammo INCORPORATED
AMMO INC. | NASDAQ: POWW
9115TMC-A50
8 18778 02151 2

Prominent Build matrix on back panel

- Made in USA/WI
  - Sense of pride with employees
- Positions superior components
- Clear Ballistic Data

Calibers Produced in House

Rifle

- 50BMG
- 12.7 X 108
- 338 Lapua
- 338 Norma Magnum
- 300 Norma Magnum
- 7mm PRC - New
- 6.5mm PRC
- 300WM
- 7REM MAG
- 6MM ARC
- 45-70
- 350 Legend
- 300BLK
- 5.56 X 45
- 7.62 X 51

Pistol

- 9mm
- 25Auto
- 32Auto
- 380Auto
- 38SPL
- 38SUPER
- 357M
- 40SW
- 45Auto
- 44 MAG
- 45 LC
- 450 BM - New
- 10mm
- 44SW



Calibers Produced in House

Rifle

- 308
- 22-250
- 7mm-08
- 243
- 6.8 X 51
- 30-06
- 270
- 25-06
- 35 Whelan - NP
- 350 Legend - NP
- 45-70 - NP

- **Rifle**
- 7.62 X 39
- 5.45 X 39 - NP
- 6.5 CM
- 6mm CM
- 6.5 Grendel
- 6mm Arc
- 4.6

Pistol

- 25 Auto
- 32 Auto
- 357 Sig



SUMMARY

AMMO (MANUFACTURING)	GUNBROKER.COM (TECH)

AMMO (MANUFACTURING)

- RIGHT PATH FOR HARD TIMES
- BUILDING BLOCKS FOR SUCCESS ARE LAID
- STRATEGICALLY PIVOTING TO HIGHER MARGINS
- CONTINUE SALES EXECUTION PATH ON STRATEGIC DOMESTIC ACCOUNTS AND BUILD OUT BD TEAM
- CONTINUOUS IMPROVEMENT AND 5S INITIATIVES WILL PULL THROUGH $2.5M MORE IN CASH FROM RM AND WIP.
- CONTINUE TO BUILD CONTRACTUAL VOLUMES FOR LOW MARGIN QUANTITIES TO COVER OH'S

GUNBROKER.COM (TECH)

- ENHANCED PLATFORM TO CART DRIVES TRANSFORMATIVE REVENUE CREATION
- ACCURATE FORECASTING CREATES OPPORTUNITY AND MANAGES MARKET EXPECTATIONS
- PROFITABLE CUSTOMER BASE WITH HIGHER ENGAGEMENT FROM GB TEAM
- BROADER COMMUNICATION PATHWAYS AND CREATIVE CONTENT BUILD KEY DEMOGRAPHICS AND REACH NEW ONES
- LARGER DATA POOL ENHANCES ANALYTICS FOR ALL BUYERS AND SELLERS ACROSS INDUSTRIES

ammo™ INCORPORATED

GUN BROKER.COM

APPENDIX

Market Share: GunBroker vs NICS



Market Share % (Estimated)
7.0%
5.6%
6%
4%
2%
0%
Jun 1, 21
Oct 1, 21
Feb 1, 22
Jun 1, 22
Oct 1, 22
Feb 1, 23
Jun 1, 23

National Instant Criminal Background Check System (NICS):
The NICS conducts background checks on people who want to own a firearm or explosive, as required by law.